                                                                    Exhibit 99.1

          TICC Reports Financial Results for the Year and Quarter Ended
                               December 31, 2004

Greenwich, CT - 2/14/2005 - Technology Investment Capital Corp. (Nasdaq: TICC)
announced today results for the year and quarter ended December 31, 2004.

HIGHLIGHTS

o    We recorded net investment income of $1,786,901, or $0.18 per share for the fourth quarter of 2004 and net investment income of $3,363,517, or $0.33 per share for the year ended December 31, 2004.

o    We closed two new transactions during the fourth quarter of 2004 totaling
     $28 million, of which $18 million was funded and $10 million was committed:

     o    3001, Inc. ($13 million - $10 million in senior unsecured notes and $3 million in preferred and common equity)

     o    eXact Advertising, LLC ($15 million - $5 million in senior secured notes with warrants, and a commitment to fund an additional $10 million of senior secured notes with warrants assuming the company achieves certain milestones)

o    To date, we have closed two additional transactions during 2005, totaling
     $30 million:

     o    On January 18, 2005, we announced a $15 million transaction with
          WinZip Computing, Inc. consisting of senior secured notes.

     o    On February 8, 2005, we announced a $15 million transaction with
          Segovia, Inc. consisting of senior secured notes with warrants.

o    We have funded and committed approximately $132 million in 11 transactions during 2004 and 2005.

o    At December 31, 2004, the weighted average yield on our debt investments was 10.8%.

o    At December 31, 2004, our NAV per share was $13.71.

o    On February 4, 2005, we raised approximately $42 million in a rights offering. We intend to use the net proceeds from this offering to fund investments in accordance with our investment objective.

o    We declared and paid a dividend of $0.11 per share during the fourth quarter.

o    On February 9, 2005, our Board of Directors declared a dividend of $0.14 for the first quarter of 2005, payable on March 31, 2005 to stockholders of record as of March 10, 2005. The ex-dividend date is March 8, 2005.

We will host a conference call to discuss our annual and fourth quarter results today, February 14th at 10:00 AM EST. Please call 877-407-8031 to participate. A replay of the conference call will be available for approximately 30 days. The replay number is 877-660-6853, the account number is 1628 and the access code is
134286.

The following financial statements are unaudited and without footnotes. Readers who would like additional information should obtain our Form 10-K for the period ended December 31, 2004 when it becomes available, and subsequent reports on
Form 10-Q as they are filed.

TECHNOLOGY INVESTMENT CAPITAL CORP.
BALANCE SHEETS

                                                                                    UNAUDITED
                                                                         DECEMBER 31,        DECEMBER 31,
                                                                           2004                 2003
---------------------------------------------------------------------------------------------------------
ASSETS

Investments at fair value
   (cost: $82,124,730 @ 12/31/04; none @ 12/31/03)                       $82,124,730                 $--
Cash and cash equivalents                                                 57,317,398         138,228,765
Interest receivable - debt investments                                       489,431                  --
Interest receivable - cash and cash equivalents                                7,538              23,667
Prepaid assets                                                               102,696              72,446
Other assets                                                                 460,666                  --
                                                                      -----------------------------------
   Total Assets                                                         $140,502,459        $138,324,878
                                                                      ===================================

LIABILITIES
Accrued expenses                                                            $940,922            $335,810
Accrued offering expenses                                                    300,000              19,441
                                                                      -----------------------------------
   Total Liabilities                                                       1,240,922             355,251
                                                                      -----------------------------------

STOCKHOLDERS' EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and
   10,157,848 and 10,000,100 issued and outstanding, respectively            101,578             100,001
Capital in excess of par value                                           140,445,707         138,189,832
(Overdistributed) net investment income (loss)                           (1,285,748)           (320,206)
                                                                      -----------------------------------
   Total Stockholders' Equity                                            139,261,537         137,969,627
                                                                      -----------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $140,502,459        $138,324,878
---------------------------------------------------------------------------------------------------------

TECHNOLOGY INVESTMENT CAPITAL CORP.
SCHEDULE OF INVESTMENTS

                                                                                                 UNAUDITED
COMPANY (1)                     INDUSTRY                     INVESTMENT                     COST          FAIR VALUE (2)
-----------------------------------------------------------------------------------------------------------------------

Questia Media, Inc.       Digital media             Senior secured notes (3) (4)          $8,926,671        $8,926,671
                                                       (12%, due Jan. 28, 2009)

MortgageIT, Inc.          Financial services        Senior secured notes                  15,000,000        15,000,000
                                                       (7.5%, due March 29, 2007)

Advanced Aesthetics       Medical services          Senior secured notes                  10,000,000        10,000,000
Institute                                              (12%, due March 31, 2009)
                                                    Warrants to purchase
                                                       common stock                               --                --

The Endurance             Webhosting                Senior secured notes (4)               6,863,039         6,863,039
International Group                                    (10.0%, due July 23, 2009)
                                                    Warrants to purchase
                                                       convertible preferred                 150,000           150,000
                                                       stock

DirectRevenue, LLC        Internet advertising      Senior secured notes (5)               5,538,755         5,538,755
                                                       (12%, due Aug. 19, 2007)
                                                    Warrants to purchase
                                                       common units                          240,000           240,000

Avue Technologies         Software                  Senior secured notes (4) (5)           1,993,890         1,993,890
Corporation                                            (15%, due August 24, 2009)
                                                    Warrants to purchase
                                                       common stock                           13,000            13,000

TrenStar, Inc.            Logistics                 Senior secured notes (3)              15,389,375        15,389,375
                                                       (10.5%, due Sept. 1, 2009)
                                                    Warrants to purchase
                                                       Convertible preferred stock                --                --

3001, Inc.                Geospatial imaging        Senior unsecured notes                10,000,000        10,000,000
                                                       (10.0%, due Oct. 1, 2010)
                                                    Preferred stock (6)                    2,000,000         2,000,000
                                                    Common stock (6)                       1,000,000         1,000,000

eXact Advertising,       Internet advertising       Senior secured notes (4)               4,671,000         4,671,000
LLC                                                   (10.1%, due Nov. 24, 2009)
                                                    Warrants to purchase
                                                       common units                          339,000           339,000
                                                                                   -----------------------------------
Total                                                                                    $82,124,730       $82,124,730
                                                                                   ===================================

(1)  We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the "1940
     Act"). In general, under the 1940 Act, we would "control" a portfolio company if we owned 25% or more of its voting securities and would be an
     "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)  Fair value is determined by the Board of Directors of the Company.

(3)  Investment has some payment-in-kind interest.

(4)  Transaction also includes a commitment for additional notes.

(5)  Cost and fair value reflect repayment of principal.

(6)  Preferred stock and common stock are indirectly held through limited liability company interests.

TECHNOLOGY INVESTMENT CAPITAL CORP.
STATEMENTS OF OPERATIONS

                                                                                    UNAUDITED
                                                                                             FOR THE PERIOD
                                                                                             JULY 21, 2003
                                                                                              (INCEPTION)
                                                                          YEAR ENDED        THROUGH DECEMBER
                                                                      DECEMBER 31, 2004         31, 2003
------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest income - debt investments                                        $4,550,566                  $--
Interest income - cash and cash equivalents                                1,092,274              114,282
Other income                                                               1,744,868                    -
                                                                     ---------------------------------------
   Total Investment Income                                                 7,388,158              114,282
                                                                     ---------------------------------------

EXPENSES
Salaries and benefits                                                        207,698               27,119
Investment advisory fees                                                   2,773,849              259,138
Professional fees                                                            587,216               30,110
Insurance                                                                     83,450                7,920
Directors' fees                                                              141,000                   --
Transfer agent and custodian fees                                             86,087                9,180
Organizational expenses                                                           --              349,316
General and administrative                                                   145,341                9,324
                                                                     ---------------------------------------
   Total Expenses                                                          4,024,641              692,107
                                                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                                              $3,363,517           $(577,825)
                                                                     =======================================

NET INCREASE (DECREASE) IN STOCKHOLDERS'
EQUITY RESULTING FROM OPERATIONS                                          $3,363,517           $(577,825)

Net increase (decrease) in stockholders' equity resulting from
Operations per common share:
   Basic and Diluted                                                           $0.33              $(0.25)

Weighted average shares of common stock outstanding:
   Basic and Diluted                                                      10,093,660            2,348,987
------------------------------------------------------------------------------------------------------------

TECHNOLOGY INVESTMENT CAPITAL CORP.
FINANCIAL HIGHLIGHTS

                                                                                    UNAUDITED
                                                                                           PERIOD JULY 21,
                                                                                           2003 (INCEPTION)
                                                                          YEAR ENDED       THROUGH DECEMBER
                                                                      DECEMBER 31, 2004        31, 2003
-------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net asset value at beginning of period                                         $13.80              $15.00
Offering costs and underwriters discount                                         0.00              (1.14)
Net investment income (loss)                                                     0.33 (1)          (0.06) (2)
Net realized and unrealized gains (3)                                            0.01                0.00
Distributions from net investment income                                       (0.33)                0.00
Tax return of capital distribution                                             (0.10)                0.00
                                                                      ---------------------------------------
Net asset value at end of period                                               $13.71              $13.80
                                                                      =======================================

Per share market value at beginning of period                                   15.55              $15.00 (4)
Per share market value at end of period                                         15.01               15.55
Total return (5)                                                                (0.71)%               3.67%
Shares outstanding at end of period                                        10,157,848          10,000,100

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period ($000s)                                          $139,261            $137,970
Average net assets ($000s)                                                    137,568              28,703
Ratio of expenses to average net assets                                          2.9%                2.4%*
Ratio of net investment income (loss) to average net assets                      2.4%              (2.0)%*
-------------------------------------------------------------------------------------------------------------

* Not annualized.

(1)  Represents per share net investment income for the period.

(2)  Calculated in accordance with Securities and Exchange Commission Form N-2,
     Part A, item 4.1.9.

(3)  Represents rounding adjustment to reconcile change in net asset value per share; there were no actual realized or unrealized gains or losses for the periods presented.

(4)  Represents initial public offering price.

(5)  Total return equals the increase of the ending market value over the beginning market value, plus distributions, divided by the beginning market value. The return for 2003 has not been annualized.

ABOUT TECHNOLOGY INVESTMENT CAPITAL CORP.
We are a publicly-traded business development company principally engaged in providing capital to small to mid-size technology-related companies. While the structures of our financings vary, we look to invest primarily in the debt and equity of established technology-related businesses. Companies interested in learning more about financing opportunities should contact Barry Osherow at
(203) 661-9572 or visit our website at www.ticc.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words
"believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange
Commission. We undertake no obligation to update such statements to reflect subsequent events.